EXHIBIT 23
                              LIFEMARK CORPORATION
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                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-04981, No. 33-42905, No. 33-56826, No. 33-76720,
No. 33-92042, and No. 333-27063) of Lifemark Corporation of our report dated July 20, 1999 appearing on page 20 of this Form 10-K.



PricewaterhouseCoopers LLP
Phoenix, Arizona
August 17, 1999









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